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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) April 21, 2004
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


             Delaware                      1-10702              34-1531521
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   (State or Other Jurisdiction          (Commission           (IRS Employer
         of Incorporation)              File Number)        Identification No.)



   500 Post Road East, Suite 320, Westport, Connecticut             06880
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         (Address of Principal Executive Offices)                (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 12. Results of Operations and Financial Condition

     Terex Corporation (the "Company") issued a press release on April 21, 2004, releasing and reviewing the Company's financial results for the three months ended March 31, 2004. A copy of this press release, including unaudited consolidated financial statements for the period ended March 31, 2004, is included as Exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits

          99.1 Press release of Terex Corporation issued on April 21, 2004.


                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 21, 2004


                                        TEREX CORPORATION


                                        By:  /s/ Eric I Cohen
                                        Eric I Cohen
                                        Senior Vice President, Secretary and
                                            General Counsel





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